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                                                                   EXHIBIT 10.32



                                 FIRST AMENDMENT
                                     TO THE
                           GTECH HOLDINGS CORPORATION
                          1999 NON-EMPLOYEE DIRECTORS'
                                STOCK OPTION PLAN

         WHEREAS, GTECH Holdings Corporation (the "Corporation") adopted the GTECH Holdings Corporation 1999 Non-Employee Directors' Stock Option Plan (the "Plan") as a means whereby the Corporation may, through the grant of non-qualified stock options to purchase common stock of the Corporation to Non-Employee Directors, attract and retain capable outside directors;

         WHEREAS, the Plan may be amended by resolution of the Board of Directors of the Corporation (the "Board") in accordance with Section 9 of the Plan;

         WHEREAS, the Board has by resolution authorized the amendment of the Plan to extend the term of the options granted under the Plan.

         NOW, THEREFORE, the Plan is hereby amended as follows:

         1. Section 6 (c) is amended in its entirety to read as follows:

                  (c) Term. Subject to earlier termination as provided in Sections 6(e), (f) and (g) and in Section 8 hereof, the term of each option shall be ten (10) years from the date of grant.

         2. Except as amended above, the Plan remains in full force and effect and is in all other respects ratified and confirmed.


         IN WITNESS WHEREOF, the Corporation has executed this First Amendment as of the ____ day of __________, 2001.


                                            GTECH HOLDINGS CORPORATION



                                            By:
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                                            Title:
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